Aeglea Corporate Overview Exhibit 99.2 JANUARY 2020 aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL

Forward Looking Statements This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success of our ongoing and planned clinical trials and related data, the timing of announcements, updates and results of our clinical trials and related data, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our lead product candidate and our other product candidates, potential growth opportunities, financing plans, use and adequacy of financing plans, competitive position, industry environment and potential market opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to the success, cost and timing of our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics, including our lead product candidate pegzilarginase; the progress of patient enrollment and dosing in the Phase 3 PEACE trial, the ability of pegzilarginase to achieve applicable endpoints in the Phase 3 PEACE trial, the ability for patients who participate in the Phase 3 PEACE trial to participate in a long-term extension study, the safety profile of pegzilarginase in our Phase 3 PEACE trial, the potential for data from our clinical trials of pegzilarginase to support a marketing application, as well as the timing of these events, the potential for preclinical studies to be predictive of current or future clinical trials, our ability to obtain funding for our operations, development and commercialization of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals; the potential for expeditated development and review of pegzilarginase as of a result of its Breakthrough Therapy designation; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; future agreements with third parties in connection with the commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence on third party manufacturers; our ability to develop our own commercial manufacturing facility; the success of competing therapies that are or may become available; our ability to attract and retain key scientific or management personnel; our ability to identify additional product candidates with significant commercial potential consistent with our commercial objectives; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on these and other factors that could affect these forward-looking statements is contained in our most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC), and other reports filed by the SEC. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 1 aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL

Reimagining The Potential Of Human Enzyme Therapeutics For Patients With Rare Genetic Diseases Aeglea’s platform unlocks opportunities for innovative disease-modifying solutions in areas of high unmet medical need NASDAQ: AGLE Austin, Texas Cash and marketable securities at September 30, 2019: $90.2 million1 (no debt) Expected funding runway: through 1Q2021 Includes $1.5M of restricted cash 2 Includes $1.5M of restricted cash aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL

Looking Beyond the Conventional with Next Generation Human Enzyme Therapeutics Discovery risk Development and regulatory risks Commercial risks Distinctive disease selection approach Validated metabolite targets Human enzyme scaffolds Translatable disease models Reduced toxicology risk Established manufacturing approach Faster, smaller clinical trials Favorable regulatory access Attractive reimbursement potential Substantial barriers to entry Lower marketing costs aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 3 Expertise and focus in rare genetic disease Efficient and agile development process Tailored, innovative market approach

Pipeline: Rethinking the Potential of Human Enzyme Therapeutics Product & Target Indication Preclinical Clinical Addressable Markets Discovery IND Enabling Phase 1 Phase 2 Phase 3 Pegzilarginase Arginine Arginase 1 Deficiency >2,500 patients ACN00177 Homocysteine Homocystinuria >5,000 patients AEB5100 Cysteine/Cystine Cystinuria >10,000 patients Research Programs Undisclosed Worldwide commercial rights to entire pipeline M = Metabolism M M N N = Nephrology aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 4

Highly Experienced Leadership Team in Drug Discovery & Development Anthony G. Quinn, MD PhD Chief Executive Officer Leslie Sloan, PhD Chief Operating Officer Charles N. York II, MBA Chief Financial Officer Scott Rowlinson, PhD Vice President of Research Ravi M. Rao, MD PhD Chief Medical Officer Michael C. Hanley, MBA Chief Commercial Officer 5 aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL Roche AstraZeneca lilly ipsen synageva phzer gsk horizon

Arginase 1 Deficiency A debilitating and progressive genetic disease with no effective therapeutic options, leaving patients with a considerable daily burden and early mortality. Pegzilarginase: Lead Program aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 6

Pegzilarginase: Arginase 1 Deficiency Unmet Medical Need Very high - no effective therapy Early mortality and serious complications with continued disease progression Severe progressive spasticity Developmental delay and intellectual disability Seizures Episodic hyperammonemia Patient Population (Addressable Markets) Genetic prevalence estimates >2,500 patients >200 patients identified to date >40% of US genetic prevalent population identified Diagnosis Plasma arginine level/ enzyme activity assay and/or mutation analysis Newborn screening: currently available in 34 of 50 US states Novel plasma arginine metabolizing enzyme aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL Novel plasma arginine metabolizing enzyme 7

** Current Treatment Guidance #s are medians 101A and Open Label Extension (OLE) All patients demonstrated a marked and sustained reduction in plasma arginine from baseline Statistically significant reductions in arginine from baseline to dose 1, dose 8 and OLE (p˂0.001) Median reduction of 274µM from baseline to 20 doses Plasma arginine reduction was sustained with excellent control into the OLE Part 2 101A Pegzilarginase Consistently, Substantially, and Sustainably Controlled Plasma Arginine  aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 8

79% (11 of 14) patients were defined as responders at dose 20 based on a ≥1 MCID improvement in at least one of the 6MWT, GMFM-D or GMFM-E assessments 100% of patients who were designated responders at dose 20 maintained their overall clinical response status through dose 44 (n=5) Baseline deficit No baseline deficit Not assessed No improvement or decline Responder (≥1 MCID Increase) ≥ -1 MCID decrease a - GMFCS Category IV, no MCID defined Overall Clinical Response Rate of 79% After 20 Doses aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 9

Clinically Impactful Improvements with Pegzilarginase Patient 5: Baseline Patient 5: After 20 Doses Unable to cross legs and dependent on walking aid Able to cross legs and less dependent on walking aid Plasma arginine Baseline: 363 µM After 20 doses: 108.5 µM aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 10

Safety: Pegzilarginase Was Well Tolerated Hypersensitivity and hyperammonemia were the most common treatment-related SAEs, and were expected and manageable More than 650 doses were administered to 16 patients (mean of 41 doses per patient) More than 200 injections were administered to 10 patients subcutaneously Most treatment-related AEs were mild Treatment-related adverse events frequency decreased over time The majority of adverse events and all treatment-related SAEs were observed in the first trial (101A) aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 11

Pivotal Phase 3: PEACE Trial Design Dose adjustments in the double-blind treatment period can be made to optimize plasma arginine control for levels outside the range of 50-150µM. If needed, weekly doses can be increased to 0.15 and 0.2 mg/kg or reduced to 0.05mg/kg Key Endpoints Primary: plasma arginine reduction Secondary: clinical response endpoint Timed Walk Test (2MWT) GMFM-D (Standing) GMFM-E (Walking, Running & Jumping) *Dose is modified based on plasma arginine levels with maintenance of blinding. ‘The first 8 weeks of the open-label extension will be blinded. All study participants remain on current disease management for the duration of the trial. ARG1-D = arginase 1 deficiency; IV = intravenous; R = randomized. Patients with ARG1-D ≥2 years old Plasma arginine >250µM (mean) Baseline deficit in clinical response assessments Placebo IV (n=10) R 2:1 Open-label extension* Pegzilarginase 0.1* mg/kg IV (n-20) 3-4 weeks 24 weeks Up to 150 weeks Single, Global Pivotal Phase 3 Trial Based on Input From FDA and EMA to Support Registration aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL Dose adjustment in the double – blind treatment periodcan be made to optimize plasa arginine control for levels outside the range of 50-150 uM. If needed, weekly doses can be increased to 0.15 and 0.2 mg/kg or reduced to 0.05 mg/kg 12

Arginase 1 Deficiency Market Opportunity Patient identification strategy informed by critical insights from our disease analysis and trial experience and includes: Conventional patient-finding initiatives (e.g., KOL dialogue) Innovative approaches (e.g., genetic testing collaborations) High confidence that patient identification momentum will continue to yield significant results Phase 1: Confirm the presence of previously diagnosed patients Phase 2: Identify previously undiagnosed and misdiagnosed patients with ARG1-D Building momentum in patient identification aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 13

Arginase 1 Deficiency Market Opportunity 1 Therrel BL et al 2017 2 Aeglea data on file Prevalence Estimate Methodologies Addressable Markets* Market Size Newborn screening- based: underestimation of birth incidence1 Limitations: Low arginine levels in newborns Geographic availability Lack of standardization >1,000 Genetic prevalence-based: estimate based on carrier frequency2 Improved ability to address: Missing/incorrect diagnoses Geographic variability >2,500 *Addressable Markets include 38 countries with favorable access and reimbursement dynamics. 175 ® 250 US 365 ® 740 EUROPE Other Addressable Markets 475 → 1,500 New genetic analysis suggests prevalence is significantly higher than previous estimates aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 14

Arginase 1 Deficiency Key Highlights and Next Steps Phase 1/2 & OLE data demonstrates clinical impact PEACE: A single, global pivotal trial designed with input from FDA and EMA Progress with PEACE trial and patient finding Sustained control of plasma arginine 79% (11/14) of patients at 20 doses were clinical responders Well tolerated and the rates of treatment-related adverse events decreased over time Primary endpoint: arginine reduction Secondary endpoints: clinical outcomes, safety and PK 30 patients, randomized 2:1 (pegzilarginase: placebo) 24 weeks dosing period First patient dosed in pivotal Phase 3 PEACE trial Completion of trial enrollment in 2H2020; topline results expected in 1Q2021 New genetic analysis suggests disease prevalence is significantly higher than previous estimates aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 15

ACN00177 Aeglea’s AEB4104 program targets homocystinuria due to cystathionine beta synthase (CBS) deficiency aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 16

ACN00177 (AEB4104 Program): Homocystinuria Unmet Medical Need Very high - no effective therapy for many patients Early mortality and serious complications Lens dislocation, glaucoma and severe short-sightedness Skeletal abnormalities including osteoporosis Learning problems, developmental delay/intellectual disability Vascular abnormalities including thromboembolism Patient Population (Addressable Markets) >5,000 patients B6 non-responsive CBS Deficiency Diagnosis Plasma total homocysteine level/ enzyme activity assay and/or mutation analysis Newborn screening in all US states Novel homocysteine/ homocystine metabolizing enzyme aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 17

Patient Needs Not Adequately Addressed by Current Disease Management Limited impact of approved therapies for homocystinuria Current standard of care: B6 (pyridoxine) for responsive patients Low-methionine diet + amino acid supplements Betaine Current disease management is inadequate: Limited effectiveness Non-compliance Poor tolerability of amino acid supplementation and Betaine Therapy-resistant patients on standard disease management Patients who are at high risk of non-compliance which places them at increased risk of severe complications Patients intolerant of available adjunctive therapies due to either safety issues or other adverse reactions Three key areas of unmet medical need: 1 2 3 aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 18

Increased Mortality and Severe Complication Risk in Patients with Homocystinuria 1Mudd et al, 1985 2Kluijtmans et al, Am. J. Hum. Genet. 65,59-67, 1999, CBS – Cystathionine β-synthase Natural History Study of Untreated CBS Deficient Patients Mortality B6-responsive = 231 All patients = 629 Complication risk is dependent on severity of metabolic defect (B6 responsive vs non-responsive) and homocysteine levels B6-non-responsive B6-responsive Elevated levels of Homocysteine Mortality by age 30 23% 4% Most common cause of death Thromboembolism Lens Dislocation in 50% Age 6 Age 10 Median IQ 56 78 Chance of thrombosis by age 15 27% 12% Natural History B6-non-responsive = 231 PERCENT PROBABLITY OF SURVIVAL aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 19

Increased Mortality and Severe Complication Risk in Patients with Homocystinuria 1Mudd et al, 1985 2Kluijtmans et al, Am. J. Hum. Genet. 65,59-67, 1999, CBS – Cystathionine β-synthase Disease Complications (All patients are un-treated) Osteoporosis risk was ~50% in non-B6-responsive patients and ~25% in B6-responsive patients at age 12 Age, Years Lens Dislocation Age, Years Osteoporosis Lens dislocation risk was ~85% in B6-non-responsive patients and ~60% in B6-responsive patients at age 12 Osteoporosis Lens Dislocation aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 20 PERCENT PROBABLITY O F NOT HAVING RADIOGRAPHIC SPINAL OSTEOPOROSIS PERCENT PROBABLITY THAT LENSES ARE NOT DISLOCATED

ACN00177: Therapeutic Approach to Improve Control of Total Plasma Homocysteine AEB4104 program candidate reduces plasma total homocysteine (tHcy) in preclinical model of homocystinuria Candidate from AEB4104 program is an engineered CGL enzyme designed to change its native substrate specificity from cystathionine to both homocysteine and homocystine Methionine Homocysteine Cystathionine Cysteine CBS Intracellular Extracellular Homocysteine Homocystine ACN001177 Homocysteine (protein bound) Potential Advantages of the CGL Scaffold Decrease in plasma homocysteine and homocystine Dietary Amino Acids Low immunogenicity Human scaffold Safety Generates natural metabolites Versatility One scaffold for multiple targets Manufacturing Scaffold knowledge transfer High serum stability Stable cofactor Long half-life PEGylation X Total plasma homocysteine & homocystine High methionine diet-induced homocystinuria model Total homocysteine and homocystine (tHcy) µM 400 300 200 100 0 0 1 2 3 4 5 6 7 Days 21 aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL

ACN00177: Improved Survival & Correction of Disease Manifestations in a Preclinical Model of Homocystinuria HED = Human Equivalent Dose 100% Survival at 18 Weeks Following Subcutaneous Treatment CBS -/- (AEB4104 Program Candidate) AEB4104 SC 1.0 mg/kg HED AEB4104 SC 0.26 mg/kg HED AEB4104 SC 0.13 mg/kg HED PBS Negative Control p< 0.0001 p< 0.0001 p< 0.0177 Bi-weekly dosing Reductions in total plasma homocysteine (tHcy) leads to improvements in disease related abnormalities and 100% survival Reverses Severe Liver Abnormalities (AEB4104 Program Candidate) 22 aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL PERCENT SURVIVAL (%) Dosing begins Weaning & Betaine removal Weeks from Birth Bi-weekly dosing Dosing Begins Day 1 CBS-/- Macro steatosis Disease Resolution AEB4104 25mg/kg + Betaine day 23 CBS -/- Disease Progression PBS + Betaine day23 CBS -/- Micro-steatois and necrosis Disease reversal AEB4104 25 mg/kg Day 60 CBS -/- Healthy liver from wild-type animal Premature Death

ACN00177 for Homocystinuria – Phase 1/2 Trial Key Inclusion Criteria Plasma tHcy >80 µm ≥12 yrs of age Endpoints Safety and tolerability PK Reduction in plasma total homocysteine (tHcy) levels Anticipate enrolling 16-20 pts Weekly dosing for 4 weeks Cohort 2 Cohort 3 Cohort 4 Part 1 (IV) Part 2 (SC) Dose 0.3 mg/kg N=4 Dose 1.0 mg/kg N=4 Dose 0.1 mg/kg N=4 Cohort 1 Dose 0.1 mg/kg N=4 Cohort 5 Additional optional cohorts allowed if needed Trial expected to initiate in 2Q2020 and initial clinical data expected in 1Q2021 Dose dependent reduction in tHcy establishes proof of concept aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 23

AEB5100 Program Cystinuria aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 24

AEB5100 Program: Cystinuria Unmet Medical Need Very high - no effective therapy for many patients Serious complications and high treatment burden Severe, recurrent flank/abdominal pain and hematuria from an early age Multiple hospitalizations and invasive procedures including surgical interventions Increased risk of hypertension and chronic kidney failure Patient Population (Addressable Markets) >10,000 patients Diagnosis Urine cystine concentration and/or mutation analysis Novel cystine metabolizing enzyme aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 25

Patient Needs Not Adequately Addressed by Current Disease Management Pearle, Goldfarb et al. 2019 Limited impact of approved therapies for Cystinuria Kidney obstructed with cystine stones Untreated cystine stone Cystine stone after alkali and/or thiol treatment (Image courtesy of Stuart Wolf, UT Austin) (Bazin et al. J. Appl. Cryst. (2014). 47, 719–725) (Bazin et al. J. Appl. Cryst. (2014). 47, 719–725) Current standard of care: Very high fluid intake (>3.5 liters/day) Diet modification to reduce cystine consumption Urine alkalization to improve cystine solubility Thiol binding drugs (e.g. tiopronin) Current disease management is inadequate: Limited effectiveness High fluid intake requirements impractical and adversely impact QOL Serious side effects and/or poor tolerability oral therapies Therapy-resistant patients on optimal standard disease management Patients intolerant of available adjunctive therapies Patient circumstances where ability to maintain high urine volume or comply with high fluid intake is challenging Three key areas of unmet medical need: 1 2 3 aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 26 (kidney courtesy of Stuat Wolf, UT Austin) (Image courtesy of Stuart olf, UT Austin) Untreated cystine stone (Bazin et al J. Appl. Crvst. (2014). 47, 719-725) Cystine stone after alkali and/or thiol treatment (Bazin et al. J. Appl. Cryst. (2014) 47, 719-725)

Novel Therapeutic Approach for Cystinuria – Enzymatic Reduction of Cystine Biyani and Cartledge EAU-EBU Update Series 4 (2006) 175-183 Leslie and Nazzal Renal Calculi (Cystinuria, Cystine Stones) (2018) Healthy Low cystine in urine Healthy Functional Transporter kidney tubule blood vessel = low cystine Innovative Enzyme Approach Enzymatic reduction of plasma cystine should lower urine cystine and reduce cystine stone formation Defective Transporter Enzymatic Lowering of Cystine in Blood = low cystine Cystinuria High cystine in urineà cystine precipitates à stone formation Severe pain, surgical interventions, kidney failure Defective Transporter = high cystine = Kidney Stones aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 27 Functional transporter

There are no naturally occurring human enzymes that efficiently degrade cystine AEB5100 Program: Novel Human Enzyme Solution for Cystinuria Cramer SL et al, 2017 Nature Medicine 23:120-7 Creating Novel Cystine Degrading Activity1 ¥ total cysteine (µM) normalized to creatinine (mM) * p<0.005 ** p<0.05 Plasma Cystine & Cysteine Urine Cystine & Cysteine Protein Engineering Proof of Concept Determination in Cystinuria Disease Model Slc3a1 -/- mouse urine cystine crystals Before Dosing After Dosing aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL Kcat KM fold change from Initial Lead Cystine-degrading activity Initial Lead Optimized lead 1 Optimized Lead 2 Increase catalytic activity Increase serum stability Improve manufacturability µM (Mean ± SEM) 100 80 60 40 20 0 24hr µM/mM (Mean ± SEM) 3000 2000 1000 0 24hr **p<0.05 28

AEB5100 Program: Prevention of Kidney Stone Formation in Cystinuria Mouse Model Agnello, et al American Society of Nephrology #TH-P0815 Volume of Kidney Stones Slc3a1 mice received restricted fluid intake Urine Cystine 0 1 2 3 4 -1 (Weeks) Reduced Fluid Intake (65% of water) Normal Fluid Intake (age 5-6 wks) Restricted Fluid Intake (age 9-10 wks) aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL fCys (µM)/Creatinine (mM) 8000 6000 4000 2000 -1 0 1 2 3 4 (weeks) kidney Stone Volume (mm3) 0.00 0.01 0.02 0.03 0.1 0.2 0.3 p=0.0044 Untreated PBS AEB5100 program candidate 29

Leveraging Aeglea’s Next Generation Human Enzyme Platform Therapeutic Approach Pegylated enhanced human enzyme Enzymatic control of high levels of a metabolite considered important in disease pathogenesis Unmet Medical Need Very high - no effective therapy Early mortality and serious complications with continued disease progression Patient Population (Addressable Markets) >5,000 patients Diagnosis Plasma metabolite levels and/ mutation analysis Vehicle Control Therapeutic Enzyme High activity human pegylated investigational enzyme Degrades key accumulating metabolite Results in restorative phenotypic improvements in genetically engineered mouse model Proof of Concept Novel metabolic opportunity aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 31

Strong Momentum with Multiple Near-Term Catalysts Pegzilarginase: ARG1-D Statistically significant arginine reduction at 20-doses vs baseline (p<0.001) Phase 1/2 & OLE (20-dose) efficacy data: 79% clinical responder rate First patient dosed in pivotal Phase 3 PEACE trial Breakthrough Therapy Designation (BTD) PRV eligible: Rare Pediatric Disease Designation (RPD) Subcutaneous dosing; all eligible patients in OLE ACN00177: Homocystinuria Phase 1/2 CTA filed with MHRA Anticipate enrolling 16-20 patients Weekly subcutaneous dosing for four weeks Preclinical proof of concept: Plasma homocysteine levels reduction improves disease-related abnormalities Natural history study shows clear link between reductions in homocysteine levels and improvement AEB5100: Cystinuria in IND-enabling studies Novel human enzyme based solution for disease management Proof of concept: Lowering of plasma cystine lowers urine cystine levels and reduces kidney stone formation in a preclinical disease model Accomplishments Anticipated Milestones Pegzilarginase: ARG1-D Completion of enrollment: 2H2020 Topline pivotal Phase 3 data: 1Q2021 ACN00177: Homocystinuria Phase 1/2 trial initiation: 2Q2020 Initial Phase 1/2 data: 1Q2021 AEB5100: Cystinuria Dose response and bioavailability data: 1Q2020 IND / CTA filing: 2H2020 aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 32

Homocystinuria Metabolism Nephrology Cystinuria Pegzilarginase Pivotal Phase 3 ACN00177 AEB5100 Arginase 1 Deficiency A Replicable Platform Producing Next-Generation Human Enzyme Solutions Lead assets in three areas of high unmet medical need Looking beyond the conventional, redefining the potential of human enzymes to deliver disruptive solutions Driven by the urgent needs of the communities we serve Pursuing our vision to become the premier human enzyme company Changing the lives of patients and their families now and for the future aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL 33

aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL

Overall Clinical Responder Rate of 79% After 20 Doses MCID for 6MWT = 9%; MCID for GMFM Part D is 2.4, 3.3, and 1.5 for GMFCS Levels I, II and III, respectively; MCID for GMFM Part E is 4.0, 2.8, and 1.8 for GMFCS Levels I, II and III, respectively. Maximum values for GMFM-D and GMFM-E are 39 and 72, respectively. a - GMFCS Category IV, no MCID defined Patient 1 Patient 2 Patient 5 Patient 6 Patient 7 Patient 8 Patient 9 Patient 10 Patient 11 Patient 12 Patient 13 Patient 14 Patient 15 Patient 16 Overall Combined Response BL ▲ %▲ 102 32 31% 261 61 23% 174 2 1% 168 (34) (20%) 272 (21) (8%) 208 16 8% 160 105 66% 349 41 12% 602 76 13% 443 (23) (5%) 354 26 7% 350 57 16% 473 81 17% BL ▲ ▲ MCID 15 2 1.3x 30 0 0 21 6 1.8x 25 5 1.5x 12 5 3.3x 23 3 0.9x 24 4 1.2x 37 2 0.8x 39 0 0 37 (1) (0.4x) a a a 38 1 0.4x 38 1 0.4x 39 0 0 20 doses R R R R R R R R R R R BL III I II II III II II I I I IV I I I Baseline deficit No baseline deficit Not assessed No improvement or decline Responder (≥1 MCID Increase) ≥ -1 MCID decrease 6MWT BL ▲ ▲ MCID 12 3 1.7x 63 1 0.3x 27 8 2.9x 34 (2) (0.7x) 12 27 8.3x 22 14 5.0x 31 17 6.1x 69 3 0.8x 72 0 0 70 1 0.3x a a a 69 1 0.3x 69 3 0.8x 72 0 0 GMFM-D GMFM-E GMFCS Max = 39 Max = 72 79% (11 of 14) patients were defined as responders at dose 20 based on a ≥1 MCID improvement in at least one of the 6MWT, GMFM-D or GMFM-E assessments 100% of patients who were designated responders at dose 20 maintained their overall clinical response status through dose 44 (n=5) [ aeglea TM BIOTHERAPEUTICS Aeglea BioTherapeutics, Inc. EXTERNAL] 35